EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") of Denbury Resources Inc. ("Denbury") as filed with the Securities and Exchange Commission on March 21, 2003, each of the undersigned, in his capacity as an officer of Denbury, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Denbury.


Dated:  March 20, 2003                         /s/ Gareth Roberts
                                  ----------------------------------------------
                                                   Gareth Roberts
                                      President and Chief Executive Officer



Dated:  March 20, 2003                         /s/ Phil Rykhoek
                                  ----------------------------------------------
                                                   Phil Rykhoek
                                  Sr. Vice President and Chief Financial Officer






















                                    EX 99 - 1